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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                             INTERLINE BRANDS, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                      03-0542659
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   (State or other jurisdiction of                       (I.R.S. Employer
    incorporation or organization)                      Identification No.)


          801 W. BAY STREET,
         JACKSONVILLE, FLORIDA                                 32204
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 (Address of principal executive offices)                    (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

Securities Act registration file number to which this form relates (if applicable): 333-75884

Securities to be registered pursuant to Section 12(b) of the Act:


             Title of each class                 Name of each exchange on which
              to be registered                   each class is to be registered
   --------------------------------------        ------------------------------
   Common Stock, par value $.01 per share            New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:  None


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The information required by this Item 1 is incorporated by reference to the information set forth under "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-116482) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on June 15, 2004, as amended on August 2, 2004, September 27, 2004, November 24, 2004, and December 3, 2004 and as may be amended after the date hereof (the "Registration Statement"). Such information also will appear in the Registrant's prospectus that forms a part of the Registration Statement, and such prospectus is incorporated by reference.


ITEM 2.   EXHIBITS.

                  All of the following exhibits have been filed as exhibits to the Registration Statement, and are hereby incorporated by reference.


  EXHIBIT NUMBER                  DESCRIPTION OF EXHIBIT
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       3.1             Form of Amended and Restated Certificate of
                       Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

       3.2 Form of Amended and Restated By-laws of the Registrant (incorporated by reference to
                       Exhibit 3.2 to the Registration Statement).

       4.2 Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Registration Statement).


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                               SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  December 10, 2004

                                       INTERLINE BRANDS, INC.


                                       By: /s/ Lawrence W. Howard III
                                           ----------------------------------
                                           Name:  Lawrence W. Howard III
                                           Title: VP General Counsel & Secretary


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                           INDEX TO EXHIBITS


  EXHIBIT NUMBER                  DESCRIPTION OF EXHIBIT
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       3.1             Form of Amended and Restated Certificate of
                       Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

       3.2 Form of Amended and Restated By-laws of the Registrant (incorporated by reference to
                       Exhibit 3.2 to the Registration Statement).

       4.2 Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Registration Statement).